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                                                                    EXHIBIT 21.1

                                 CIT GROUP INC.
                        (f/k/a Tyco Capital Corporation)
                        Subsidiaries as of May 31, 2002

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         CANADIAN SUBSIDIARIES:

           1.  2705 Parkhill Drive Limited Partnership
           2.  1020675 Ontario Inc.
           3.  1143986 Ontario Limited
           4.  1145820 Ontario Limited
           5.  1243029 Ontario Inc.
           6.  1244771 Ontario Limited (50%)
           7.  1244773 Ontario Limited
           8.  2630-3958 Quebec Inc.
           9.  3026192 Nova Scotia Company
          10.  3918041 Canada Inc.
          11.  544211 Alberta Ltd.
          12.  555565 Alberta Ltd.
          13.  555566 Alberta Ltd.
          14.  Agilent Financial Services Ltd/Services Financiers Agilent
               Ltee
          15.  APS Land Developments Inc.
          16.  Bank of Montreal Finance Ltd. (49.99%)
          17.  Canadian Income Partners I Limited Partnership
          18.  Canadian Income Partners II Limited Partnership
          19.  Canadian Income Partners III Limited Partnership
          20.  Canadian Income Partners IV Limited Partnership (2.67%)
          21.  Canadian Income Partners V Limited Partnership (2.67%)
          22.  Canadian Income Partners VI Limited Partnership (2.67%)
          23.  Canadian Income Partners VII Limited Partnership (2.67%)
          24.  Canadian Income Partners VIII Limited Partnership (2.67%)
          25.  CCG International Finance Corporation
          26.  CCG Limited
          27.  CCG Partners I Limited Partnership
          28. CIBC Equipment Finance Limited/Financement D'Equipement CIBC Limitee (25%)
          29.  CIT Credit Group (Alberta) Inc. (f/k/a Tyco Capital
               (Alberta) Inc.)
          30.  CIT Financial Ltd. (f/k/a Tyco Capital (Canada) Inc.)
          31.  CIT Exchangeco Inc.
          32.  Dell Financial Services Canada Limited
          33.  Dunrobin Capital Group Inc. (16.67%)
          34.  Equipment Dealers Credit Canada Inc. (51%)
          35.  GATX Asset Residual Management Canada Limited (50%)
          36.  Groupe Financier Laplante (1997) Inc. (50%)
          37.  Image Financial Services Inc. (50%)
          38.  Iroquois Limited
          39.  MCC International Finance Corporation
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          40.  MCC Limited
          41.  MGM International Finance Corporation
          42.  Newcourt Mercantile Financial Ltd.
          43.  Newcourt National Lease Inc.
          44.  Newcourt Securities Inc.
          45.  Professional Capital Inc.
          46. Tyco Capital Business Credit (Canada) Inc. f/k/a CIT Business Credit Canada Inc. (50%)
          47.  Wajax Finance, Ltd.

         U.S. SUBSIDIARIES:

           1.  Agilent Financial Services, Inc.
           2.  AlphaGen Power LLC
           3.  Antigua Funding Corporation
           4.  AT&T Automotive Services, Inc.
           5.  ATMOR Properties Inc.
           6.  Baffin Shipping Co., Inc.
           7.  Bliss Clearing Niagara, Inc.
           8.  Boat Dealers' Acceptance Company, L.L.C.
           9.  Broad River OL-1 LLC
          10.  Broad River OL-2 LLC
          11.  Broad River OL-3 LLC
          12.  Broad River OL-4 LLC
          13.  Capita Auto Lease Co. (Business Trust)
          14.  Capita Columbia Holdings Corp.
          15.  Capita Corporation
          16.  Capita Corporation (Name Holder)
          17.  Capita International L.L.C.
          18.  Capita Premium Corporation
          19.  Capital Syndication Corporation
          20.  Caribbean Shipping Co.
          21.  CFHE Funding Company LLC
          22.  C.I.T. Leasing Corporation
          23.  C.I.T. Realty Corporation
          24.  CIT Bus Corporation
          25.  CIT Capital Trust I
          26.  CIT China 1, Inc.
          27.  CIT China 2, Inc.
          28.  CIT China 3, Inc.
          29.  CIT China 4, Inc.
          30.  CIT China 5, Inc.
          31.  CIT China 6, Inc.
          32.  CIT China 7, Inc.
          33.  CIT China 8, Inc.
          34.  CIT China 9, Inc.
          35.  CIT China 10, Inc.
          36.  CIT China 11, Inc.
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          37.  CIT Communications Finance Corporation
          38.  CIT Destin White Sands Aircraft Leasing, Inc.
          39.  CIT Financial Ltd. of Puerto Rico
          40.  CIT Financial USA, Inc.
          41.  CIT Group Inc. (NJ) (f/k/a Tyco Capital Corporation (NJ))
          42.  CIT Holdings, LLC
          43. CIT Insurance Services, Inc. (f/k/a Tyco Capital Insurance Services, Inc.)
          44.  CIT Lending Services Corporation
          45.  CIT Lending Services Corporation (Illinois)
          46.  CIT Millbury Inc.
          47. CIT Small Business Lending Corporation (f/k/a Tyco Capital Small Business Lending Corporation)
          48.  CIT STS, Inc.
          49.  CIT Technologies Corporation
          50.  CIT Technology Financing Services, Inc.
          51.  CMS Funding Company LLC
          52.  Crystech, LLC (50%)
          53.  CSW Leasing Inc. (20%)
          54.  Dell Credit Company LLC (50%)
          55.  Dell Financial Services L.P. (30%)
          56.  Dental Advantage (20%)
          57.  DFS-GP, Inc. (30%)
          58.  DFS-SPV, L.P. (30%)
          59.  EDCO Insurance Services, Inc.
          60.  Equipment Acceptance Corporation
          61.  Equipment Dealers Credit Company LLC (51%)
          62.  GFSC Aircraft Acquisition Financing Corporation
          63.  Graybar Financial Services, LLC (75%)
          64.  Hudson Shipping Co., Inc.
          65.  Ittelson-Beaumont Fund
          66.  JAM Funding Corp.
          67.  JCB Finance LLC (50%)
          68.  Midwest Property Holdings, LLC (56.87%)
          69.  Millenium Leasing Company I, LLC (49.5%)
          70.  Montana OL1 LLC
          71.  Montana OP1 LLC
          72.  Montana OPCM1A LLC
          73.  Montana OPCM1B LLC
          74.  MultiGen LLC
          75.  Nameholders LP (99%)
          76.  Namekeepers LLC
          77.  NCT Capital Inc.
          78.  NCT Funding Company, L.L.C.
          79.  NCT Receivables LLC
          80.  New Creditcorp. SPC LLC (50%)
          81.  Newcourt Capital Securities, Inc.
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          82.  Newcourt Capital USA Inc.
          83.  Newcourt Credit Group USA Inc.
          84.  Newcourt DCC Inc.
          85.  Newcourt DFS Inc.
          86.  Newcourt Equipment Receivables Corp.
          87.  Newcourt Project Finance LLC (7.4% Class A; 33.4% Class B)
          88.  Newcourt Receivables Corporation II
          89.  Nobrega Gas Storage LLC (55%)
          90.  North American Exchange, Inc.
          91.  North Romeo Storage Corporation
          92.  Owner-Operator Finance Company
          93.  Pasadena Owner Participant LP
          94.  Picker Financial Group, L.L.C. (50%)
          95.  RockGen OL-1 LLC
          96.  RockGen OL-2 LLC
          97.  RockGen OL-3 LLC
          98.  RockGen OL-4 LLC
          99.  Ross Shipping Co., Inc.
         100.  SBR OP-1, LLC
         101.  SBR OP-2 LLC
         102.  SBR OP-3, LLC
         103.  SBR OP-4 LLC
         104.  Snap-On Credit LLC (50%)
         105.  South Point OL-1 LLC
         106.  South Point OL-2 LLC
         107.  South Point OL-3 LLC
         108.  South Point OL-4 LLC
         109.  TCC Attala OL LLC
         110.  TCC Attala OP LLC
         111.  The CIT GP Corporation
         112.  The CIT GP Corporation II
         113.  The CIT GP Corporation III
         114.  The CIT GP Corporation V
         115.  The CIT Group/BC Securities Investment, Inc.
         116.  The CIT Group/BCC, Inc. (Ill.)
         117.  The CIT Group/Business Credit, Inc.
         118.  The CIT Group/Capital Finance, Inc.
         119.  The CIT Group/Capital Transportation, Inc.
         120.  The CIT Group/CmS Securities Investment, Inc.
         121.  The CIT Group/Commercial Services, Inc.
         122.  The CIT Group/Commercial Services, Inc. (Ill.)
         123.  The CIT Group/Commercial Services, Inc. (Va.)
         124.  The CIT Group/Consumer Finance, Inc.
         125.  The CIT Group/Consumer Finance, Inc. (NY)
         126.  The CIT Group/Consumer Finance, Inc. (TN)
         127.  The CIT Group/Corporate Aviation, Inc.
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         128.  The CIT Group/Equipment Financing, Inc.
         129.  The CIT Group/Equity Investments, Inc.
         130.  The CIT Group/Factoring One, Inc.
         131.  The CIT Group/FM Securities Investment, Inc.
         132.  The CIT Group/LsC Securities Investment, Inc.
         133.  The CIT Group/Sales Financing, Inc.
         134.  The CIT Group/Securities Investment, Inc.
         135.  The CIT Group/Venture Capital, Inc.
         136.  The CIT Group Foundation, Inc.
         137.  The CIT Group Securitization Corporation
         138.  The CIT Group Securitization Corporation II
         139.  The CIT Group Securitization Corporation III
         140.  The CIT Group Securitization Corporation IV
         141.  The Equipment Insurance Company
         142.  Thermo Capital Company LLC
         143. Transport Capital Rail Partners LLC (32.57% (f/k/a Newcourt Rail, L.L.C.)
         144.  Tyco Capital Bank (f/k/a CIT OnLine Bank)
         145.  Tyco Capital Project Finance, L.L.C. (33.33%)
         146.  Tyco Capital Project Finance CBO I, LLC (33.33%)
         147.  Tyco Capital Project Finance Manager, L.L.C.
         148.  Waste to Energy II LLC (50%)
         149.  Western Star Finance Inc.

         CARIBBEAN SUBSIDIARIES:

           BARBADOS:

           1.  Adams Capital Limited
           2.  Barrow Capital Limited
           3.  C.I.T. Foreign Sales Corporation One, Ltd.
           4.  CCG Capital Limited
           5.  CCG Trust Corporation
           6.  CICL Caribbean International Capital Limited
           7.  CIEL Caribbean International Equipment Ltd.
           8.  CIT Holdings (Barbados) SRL
           9.  CMG Capital Limited
          10.  Cummins Capital Limited
          11.  Durham Capital Limited
          12.  Erie Capital Limited
          13.  Essex Capital Limited
          14.  Frontenac Capital Limited
          15.  Grey Capital Limited
          16.  Haliburton Capital Limited
          17.  Highlands Insurance Company Limited
          18.  Ironbridge Capital Limited
          19.  Iroquois Capital Limited
          20.  Joly Capital Limited
          21.  Kanata Capital Limited
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          22.  MCC Capital Limited
          23.  Newcourt Services (Barbados) SRL
          24.  Wellington Capital Corporation
          25.  Worrell Capital Limited

           BERMUDA:

           1.  Asset Finance (Bermuda) Limited
           2.  Bunga Bebaru, Ltd.
           3.  CIT FSC Eight, Ltd.
           4.  CIT FSC Eighteen, Ltd.
           5.  CIT FSC Eleven, Ltd.
           6.  CIT FSC Fifteen, Ltd.
           7.  CIT FSC Five, Ltd.
           8.  CIT FSC Four, Ltd.
           9.  CIT FSC Fourteen, Ltd.
          10.  CIT FSC Nine, Ltd.
          11.  CIT FSC Nineteen, Ltd.
          12.  CIT FSC Seven, Ltd.
          13.  CIT FSC Six, Ltd.
          14.  CIT FSC Sixteen, Ltd.
          15.  CIT FSC Ten, Ltd.
          16.  CIT FSC Thirty, Ltd.
          17.  CIT FSC Three,Ltd.
          18.  CIT FSC Twelve, Ltd.
          19.  CIT FSC Twenty, Ltd.
          20.  CIT FSC Twenty-Eight, Ltd.
          21.  CIT FSC Twenty-Five, Ltd.
          22.  CIT FSC Twenty-Four, Ltd.
          23.  CIT FSC Twenty-Nine, Ltd.
          24.  CIT FSC Twenty-One, Ltd.
          25.  CIT FSC Twenty-Seven, Ltd.
          26.  CIT FSC Twenty-Six, Ltd.
          27.  CIT FSC Twenty-Three, Ltd.
          28.  CIT FSC Twenty-Two, Ltd.
          29.  CIT FSC Two, Ltd.
          30.  CIT Leasing (Bermuda), Ltd.
          31.  CIT Leasing Two (Bermuda) Ltd.

           CAYMAN ISLANDS:

           1.  CIT Cayman Blue Lagoon Leasing, Ltd.
           2.  CIT Cayman Coconut Palm Leasing, Ltd.
           3.  CIT Cayman Sandy Keys Leasing, Ltd.

           PUERTO RICO:

           1.  CIT Financial Ltd. of Puerto Rico (Branch)
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         LATIN/SOUTH AMERICA SUBSIDIARIES:

           ARGENTINA:

           1.  The Capita Corporation De Argentina S.A.

           BRAZIL:

           1.  CIT Brasil Arrendamento Mercantil S/A
           2.  The Capita Corporation do Brasil Ltda

           CHILE:

           1.  CIT Leasing Chile Limitada

           COLOMBIA:

           1.  CIT Capita Colombia S.A.
           2.  Tyco Capital GVS S.A. (f/k/a Global Vendor Services S.A.)

           DOMINICAN REPUBLIC

           1.  Catamount Investment Company, LLC (33%)

           MEXICO:

           1.  Arrendadora Atlas, S.A. (30%)
           2.  Arrendadora Capita Corporation S.A. de C.V.
           3.  Capita Servicios S.A. de C.V.
           4.  The Capita Corporation de Mexico, S.A. De C.V.

         IRISH SUBSIDIARIES:

           1.  CCG Ireland
           2.  CIT Brisk Winds Aircraft Leasing, Limited
           3.  CIT Emerald Isle Leasing, Limited
           4.  CIT Finance No. 1 (Ireland) Limited
           5.  CIT Finance No. 2 (Ireland) Limited
           6.  CIT Holdings (Ireland) Limited
           7.  CIT Holdings (No. 2) Ireland
           8.  CIT Ireland Leasing Limited
           9.  Newcourt Asset Finance International
          10.  Newcourt Financial Ireland Limited

         EUROPEAN SUBSIDIARIES:

           AUSTRIA:

           1.  Newcourt Financial Leasing GmbH

           BELGIUM:

           1.  Newcourt Financial (Belgium) NV

           CZECH REPUBLIC:

           1.  Capita Global Finance Corporation (Branch)
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           FRANCE:

           1.  Newcourt Finance (France) SNC
           2.  Newcourt Holdings (France) SA
           3.  Newcourt Location France SAS

           GERMANY:

           1.  Newcourt AG & Co. OHG
           2.  Newcourt Credit Group GmbH
           3.  Newcourt Financial Beteiligungs AG
           4.  Newcourt Holding Germany GmbH

           HUNGARY:

           1. Tyco Capital Hungary Financial Servicing (f/k/a Newcourt Hungary Financial Servicing Ltd.) Limited Liability Company

           ITALY:

           1.  Newcourt Financial Italy SpA

           LUXEMBOURG:

           1.  Chessman S.a.r.l.
           2.  CIT Luxembourg Cobblestone Leasing, SARL (33%)
           3.  CIC Luxembourg SaRL (33%)

           NETHERLANDS:

           1.  CIT Holdings BV
           2.  Newcourt Financial Holding BV
           3.  Newcourt Financial Nederland BV

           POLAND:

           1.  Newcourt Financial Polska Sp. Zo o

           RUSSIA:

           1.  Newcourt Financial CIS, LLC

           SLOVAK REPUBLIC:

           1.  Capita Global Finace Corporation (Branch)

           SWITZERLAND:

           1.  Newcourt Financial (Switzerland) AG

           UNITED KINGDOM:

           1.  Agilent Financial Services Limited
           2.  Banord Limited
           3.  Business Technology Finance Limited
           4.  Danka Equipment Rentals Limited
           5.  ERF Finance Limited
           6.  ERF Leasing Limited
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           7.  Gardner Merchant Rentals Limited
           8.  Hamilton Leasing Limited
           9.  Newcourt Capital Securities Limited
          10.  Newcourt Transportation Finance of Canada Ltd
          11.  Sharp Rentals Limited
          12.  Torontosudden Limited
          13. Tyco Capital (Dormant 1) Limited (f/k/a Newcourt Healthcare Finance of Canada Limited)
          14. Tyco Capital Holdings (UK) Limited (f/k/a Newcourt Holdings UK Limited)
          15.  Tyco Capital (NFL) Limited (f/k/a Newcourt Financial Limited
               (UK))
          16. Tyco Capital (Structured Finance) Limited (f/k/a Newcourt Capital (UK) Limited)
          17.  Tyco Capital (UK) Property Limited (f/k/a NCT Capital
               Limited)
          18. Tyco Capital (UK) Funding Public Limited Company (f/k/a NCT Funding Public Limited Company)
          19.  Tyco Capital (UK) Limited (f/k/a Newcourt Credit Limited
               (UK))
          20. Tyco Capital (UK) Services Limited (f/k/a Newcourt Credit of Canada Services Limited)
          21. Tyco Capital (UK) Vendor Services Limited (f/k/a Newcourt Financial (Vendor Services) Limited)

         ASIA PACIFIC SUBSIDIARIES:

           AUSTRALIA:

           1.  CIT Aerospace (Australia) Pty Ltd
           2.  Tyco Capital (Australia) Ltd. (f/k/a CIT Financial
               (Australia) Ltd)
           3.  CIT Funding Pty Limited
           4.  Computer Associates Financial Services Pty Ltd
           5.  Dell Financial Services (Australia) Pty Ltd
           6.  Hunter Leasing Limited
           7.  Newcourt Financial (Australia) Pty Ltd.
           8.  Western Star Finance (Australia) Pty Ltd.
           9.  YMAF Pty Limited

           CHINA, PEOPLE'S REPUBLIC OF:

           1.  Newcourt Leasing Corporation (55%)

           HONG KONG:

           1.  CIT Financial (Hong Kong) Limited
           2.  The CIT Group/Commercial Services (Asia), Limited

           MALAYSIA:

           1.  CIT Malaysia One, Inc.
           2.  Newcourt Group (Malaysia) Sdn Bhd

           NEW ZEALAND:

           1. Tyco Capital (New Zealand) Ltd. (f/k/a CIT Financial (New Zealand) Limited)
           2.  Dell Financial Services (New Zealand) Ltd
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           SINGAPORE:

           1.  Newcourt Financial (Singapore) Pte Ltd

           SOUTH KOREA:

           1.  CIT Financial (Korea) Ltd.

           SPAIN:

           1.  Newcourt Financial Limited (Branch)
           2.  Newcourt Finance (France) (Branch)

           TAIWAN:

           1.  Newcourt Taiwan Company Ltd.
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